                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant |_|

                 Filed by a Party other than the Registrant |X|

Check the appropriate box:
|_|    Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|X|    Soliciting Material Under Rule 14a-12


                              Transmeta Corporation
                              ---------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         RILEY INVESTMENT MANAGEMENT LLC
                         -------------------------------
               (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER
                              THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)  Title of each class of securities to which transaction applies:
       (2)  Aggregate number of securities to which transaction applies:
       (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)  Proposed maximum aggregate value of transaction:
       (5)  Total fee paid:
|_|    Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)    Amount Previously Paid:
       (2)    Form, Schedule or Registration Statement No.:
       (3)    Filing Party:
       (4)    Date Filed:

--------------------------------------------------------------------------------
On May 15, 2008, Riley Investment Partners Master Fund, L.P. sent a letter to Transmeta Corporation nominating Bryant Riley and Melvin Keating to the Board of Directors of Transmeta Corporation at the company's 2008 annual meeting. A copy of the Schedule 13D of Riley Investment Partners Master Fund, L.P. and other related parties disclosing the nominations is filed herewith.

INVESTOR NOTICES

Riley Investment Management LLC ("RIM") intends to file a proxy statement regarding the election of directors of Transmeta Corporation (the "Company") at the Company's 2008 annual meeting.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY RILEY INVESTMENT MANAGEMENT LLC ("RIM") FROM THE SHAREHOLDERS OF THE COMPANY FOR USE AT THE 2008 ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY WHEN THEY ARE AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and stockholders may obtain a free copy of any definitive proxy statement (when available) and other related materials filed by RIM with the Securities and Exchange Commission (the "SEC") at the SEC's website at www.sec.gov. In addition, RIM will provide copies of the proxy statement, if filed, without charge upon request.

The following may be deemed, under SEC rules, to be participants in the proxy solicitation: RIM; the officers and management of RIM; the individuals nominated by RIM affiliates for director, namely Bryant Riley and Melvin Keating, and the following affiliates of RIM, which also beneficially own shares of the Company:
Riley Investment Partners Master Fund, L.P., B. Riley & Co., LLC and B. Riley & Co. Retirement Trust. Information regarding RIM and the other participants and their direct or indirect interests is available in RIM's Schedule 13Ds.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 13D
                                (RULE 13D-2-101)


  INFORMATION TO BE INCLUDED IN STATEMENTS FILED PURSUANT TO RULE 13D-1(a) AND
               AMENDMENTS THERETO FILED PURSUANT TO RULE 13D-2(a)

                              (Amendment No. 7)(1)

                              TRANSMETA CORPORATION
                                (Name of Issuer)

                                  COMMON STOCK
                         (Title of Class of Securities)

                                   89376R2080
                                 (CUSIP Number)

                         RILEY INVESTMENT MANAGEMENT LLC
                              ATTN: BRYANT R. RILEY
                            11100 SANTA MONICA BLVD.
                                    SUITE 810
                              LOS ANGELES, CA 90025
                                 (310) 966-1445
   (Name, Address and Telephone Number of Person Authorized to Receive Notices
                              and Communications)

                                  MAY 15, 2008
             (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), 13d-1(f) or 13d-1(g), check the following box: |X|

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7(b) for other parties to whom copies are to be sent.

                         (Continued on following pages)


--------------
(1) The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No.  89376R208                  13D                                 Page 2


--------- ----------------------------------------------------------------------
   1      NAME OF REPORTING PERSON
          S.S. OR IRS. IDENTIFICATION NO. OF ABOVE PERSON

          Riley Investment Partners Master Fund, L.P.
--------- ----------------------------------------------------------------------
   2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                         (a) [ ]
                                                                         (b) [X]
--------- ----------------------------------------------------------------------
   3      SEC USE ONLY

--------- ----------------------------------------------------------------------
   4      SOURCE OF FUNDS*

          WC
--------- ----------------------------------------------------------------------
   5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)
                                                                             [ ]
--------- ----------------------------------------------------------------------
   6      CITIZENSHIP OR PLACE OF ORGANIZATION

          Cayman Islands
--------- ----------------------------------------------------------------------
      NUMBER OF          7    SOLE VOTING POWER

       SHARES                 347,943
                       ------ --------------------------------------------------
    BENEFICIALLY         8    SHARED VOTING POWER

      OWNED BY                -0-
                       ------ --------------------------------------------------
        EACH             9    SOLE DISPOSITIVE POWER

      REPORTING               347,943
                       ------ --------------------------------------------------
       PERSON           10    SHARED DISPOSITIVE POWER

        WITH                  -0-
--------- ----------------------------------------------------------------------
   11     AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          347,943
--------- ----------------------------------------------------------------------
   12     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES SHARES*
                                                                             [ ]
--------- ----------------------------------------------------------------------
   13     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

           2.9%(1)
--------- ----------------------------------------------------------------------
   14     TYPE OF REPORTING PERSON*

          PN
--------- ----------------------------------------------------------------------

___________
(1) Based on 12,152,065 shares of common stock of Transmeta Corporation (the "Issuer") outstanding at April 15, 2008, as reported in the Issuer's Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 filed with the Securities and Exchange Commission on May 12, 2008.

CUSIP No. 89376R208                   13D                                 Page 3

--------- ----------------------------------------------------------------------
   1      NAME OF REPORTING PERSON
          S.S. OR IRS. IDENTIFICATION NO. OF ABOVE PERSON

          Riley Investment Management LLC
--------- ----------------------------------------------------------------------
   2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                        (a)  [ ]
                                                                        (b)  [X]
--------- ----------------------------------------------------------------------
   3      SEC USE ONLY

--------- ----------------------------------------------------------------------
   4      SOURCE OF FUNDS*

          AF
--------- ----------------------------------------------------------------------
   5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)
                                                                             [ ]
--------- ----------------------------------------------------------------------
   6      CITIZENSHIP OR PLACE OF ORGANIZATION

          Delaware
--------- ----------------------------------------------------------------------
      NUMBER OF          7    SOLE VOTING POWER

       SHARES                 480,772(2)
                       ------ --------------------------------------------------
    BENEFICIALLY         8    SHARED VOTING POWER

      OWNED BY                510,715(3)
                       ------ --------------------------------------------------
        EACH             9    SOLE DISPOSITIVE POWER

      REPORTING               480,772(2)
                       ------ --------------------------------------------------
       PERSON           10    SHARED DISPOSITIVE POWER

        WITH                  510,715(3)
--------- ----------------------------------------------------------------------
   11     AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          981,633(3)
--------- ----------------------------------------------------------------------
   12     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES SHARES*
                                                                             [x]
--------- ----------------------------------------------------------------------
   13     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

          8.1%(1)
--------- ----------------------------------------------------------------------
   14     TYPE OF REPORTING PERSON*

          IA
--------- ----------------------------------------------------------------------

_____________
(2) Because Riley Investment Management LLC has sole investment and voting power over 347,943 shares of Common Stock held by Riley Investment Partners Master Fund, L.P. and 132,829 shares held in managed accounts by its investment advisory clients, Riley Investment Management LLC may be deemed to have beneficial ownership of these shares.
(3) Riley Investment Management LLC has shared voting and dispositive power over 510,715 shares of Common Stock held by its investment advisory clients, 500,861 of which are held by investment advisory accounts indirectly affiliated with Mr. Riley or Riley Investment Partners Master Fund, L.P. However, Riley Investment Management LLC disclaims beneficial ownership of the non-affiliated shares.

CUSIP No. 89376R208                   13D                                 Page 4

--------- ----------------------------------------------------------------------
   1      NAME OF REPORTING PERSON
          S.S. OR IRS. IDENTIFICATION NO. OF ABOVE PERSON

          B. Riley & Co., LLC
--------- ----------------------------------------------------------------------
   2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                         (a) [ ]
                                                                         (b) [X]
--------- ----------------------------------------------------------------------
   3      SEC USE ONLY

--------- ----------------------------------------------------------------------
   4      SOURCE OF FUNDS*

          WC
--------- ----------------------------------------------------------------------
   5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)
                                                                             [ ]
--------- ----------------------------------------------------------------------
   6      CITIZENSHIP OR PLACE OF ORGANIZATION

          Delaware
--------- ----------------------------------------------------------------------
      NUMBER OF          7    SOLE VOTING POWER

       SHARES                 29,000
                       ------ --------------------------------------------------
    BENEFICIALLY         8    SHARED VOTING POWER

      OWNED BY                50,000(4)
                       ------ --------------------------------------------------
        EACH             9    SOLE DISPOSITIVE POWER

      REPORTING               29,000
                       ------ --------------------------------------------------
       PERSON           10    SHARED DISPOSITIVE POWER

        WITH                  50,000(4)
--------- ----------------------------------------------------------------------
   11     AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          79,000
--------- ----------------------------------------------------------------------
   12     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES SHARES*
                                                                            [  ]
--------- ----------------------------------------------------------------------
   13     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

          .7%(1)
--------- ----------------------------------------------------------------------
   14     TYPE OF REPORTING PERSON*

          BD
--------- ----------------------------------------------------------------------

____________
(4) B. Riley & Co., LLC has shared voting and dispositive power over 50,000 shares of Common Stock held by a managed account, with which it is indirectly affiliated.

CUSIP No. 89376R208                   13D                                 Page 5


--------- ----------------------------------------------------------------------
   1      NAME OF REPORTING PERSON
          S.S. OR IRS. IDENTIFICATION NO. OF ABOVE PERSON

          B. Riley & Co. Retirement Trust
--------- ----------------------------------------------------------------------
   2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                         (a) [ ]
                                                                         (b) [X]
--------- ----------------------------------------------------------------------
   3      SEC USE ONLY

--------- ----------------------------------------------------------------------
   4      SOURCE OF FUNDS*

          WC
--------- ----------------------------------------------------------------------
   5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)
                                                                             [ ]
--------- ----------------------------------------------------------------------
   6      CITIZENSHIP OR PLACE OF ORGANIZATION

          California
--------- ----------------------------------------------------------------------
      NUMBER OF          7    SOLE VOTING POWER

       SHARES                 5,000
                       ------ --------------------------------------------------
    BENEFICIALLY         8    SHARED VOTING POWER

      OWNED BY                -0-
                       ------ --------------------------------------------------
        EACH             9    SOLE DISPOSITIVE POWER

      REPORTING               5,000
                       ------ --------------------------------------------------
       PERSON           10    SHARED DISPOSITIVE POWER

        WITH                  -0-
--------- ----------------------------------------------------------------------
   11     AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          5,000
--------- ----------------------------------------------------------------------
   12     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES SHARES*
                                                                            [  ]
--------- ----------------------------------------------------------------------
   13     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

          .0%(1)
--------- ----------------------------------------------------------------------
   14     TYPE OF REPORTING PERSON*

          EP
--------- ----------------------------------------------------------------------

CUSIP No. 89376R208                   13D                                 Page 6


--------- ----------------------------------------------------------------------
   1      NAME OF REPORTING PERSON
          S.S. OR IRS. IDENTIFICATION NO. OF ABOVE PERSON

          Bryant R. Riley
--------- ----------------------------------------------------------------------
   2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                         (a) [ ]
                                                                         (b) [X]
--------- ----------------------------------------------------------------------
   3      SEC USE ONLY

--------- ----------------------------------------------------------------------
   4      SOURCE OF FUNDS*

          AF
--------- ----------------------------------------------------------------------
   5 CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)
                                                                             [ ]
--------- ----------------------------------------------------------------------
   6      CITIZENSHIP OR PLACE OF ORGANIZATION

          United States
--------- ----------------------------------------------------------------------
      NUMBER OF          7    SOLE VOTING POWER

       SHARES                 514,772(5)
                       ------ --------------------------------------------------
    BENEFICIALLY         8    SHARED VOTING POWER

      OWNED BY                560,715(6)
                       ------ --------------------------------------------------
        EACH             9    SOLE DISPOSITIVE POWER

      REPORTING               514,772(5)
                       ------ --------------------------------------------------
       PERSON           10    SHARED DISPOSITIVE POWER

        WITH                  560,715(6)
--------- ----------------------------------------------------------------------
   11     AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          1,065,633(6)
--------- ----------------------------------------------------------------------
   12     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES SHARES*
                                                                             [x]
--------- ----------------------------------------------------------------------
   13     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

          8.8%(1)
--------- ----------------------------------------------------------------------
   14     TYPE OF REPORTING PERSON*

          IN
--------- ----------------------------------------------------------------------

_____________
(5) Because Riley Investment Management LLC has sole voting and investment power over Riley Investment Partners Master Fund, L.P.'s security holdings and certain managed accounts of its investment advisory clients and Mr. Riley, in his role as the sole manager of Riley Investment Management LLC, controls its voting and investment decisions, each of Riley Investment Management LLC and Mr. Riley may be deemed to have beneficial ownership of the 347,943 shares of Common Stock held by Riley Investment Partners Master Fund, L.P. and the 132,829 shares held in managed accounts by its investment advisory clients. B. Riley & Co., LLC has sole voting and dispositive power over 29,000 shares of common stock. Mr. Riley is the Chairman and sole indirect equity owner of B. Riley & Co., LLC. Includes 5,000 shares held by the B. Riley & Co. Retirement Trust, of which Mr. Riley is the trustee.
(6) Riley Investment Management LLC has shared voting and dispositive power over 510,715 shares of Common Stock held by its investment advisory clients, 500,861 of which are held by investment advisory accounts indirectly affiliated with Mr. Riley or Riley Investment Partners Master Fund, L.P. Although Mr. Riley controls Riley Investment Management LLC's voting and investment decisions for its investment advisory clients, Mr. Riley disclaims beneficial ownership of the non-affiliated shares. B. Riley & Co., LLC has shared voting and dispositive power over 50,000 shares of Common Stock. Mr. Riley is the Chairman and sole indirect equity owner of B. Riley & Co., LLC.

CUSIP No. 89376R208                  13D                                  Page 7



ITEM 2.       IDENTITY AND BACKGROUND

              Item 2 (a)(ii) is hereby amended by adding the following:
              B. Riley & Co. Retirement Trust (employee benefit plan)

              Item 2 (c) is hereby amended by adding the following:
              Mr. Riley is the trustee of the B. Riley & Co. Retirement Trust ("BRCRT")


ITEM 4.       PURPOSE OF THE TRANSACTION

              Item 4 is hereby amended by adding the following:

              On May 15, 2008, RIP sent a letter to the Issuer nominating Mr. Riley and Melvin Keating for election to the Issuer's Board of Directors at the Issuer's 2008 annual meeting. The foregoing description of the letter is qualified in its entirety by reference to the letter attached as Exhibit A.

              Each of RIP's nominees have consented to be named in the proxy statement filed or distributed on behalf of RIP or RIM in connection with the solicitation of proxies for their election and to serve as a director if elected pursuant to such solicitation. The Reporting Persons expressly disclaim beneficial ownership of any shares of Common Stock held by the nominees, other than those held by Mr. Riley.

              The taking of the actions proposed by the Reporting Persons at the annual meeting of Issuer's stockholders described above would result in a change in the Issuer's present board of directors and management.



ITEM 5.       INTEREST IN SECURITIES OF THE ISSUER

         Item 5(c) is amended to add the following:


         (c) In the ordinary course of business, BRC may effect transactions in connection with its market making activities, as well as for customer transactions. The transactions effected by the Reporting Persons in Common Stock that have taken place in the past 60 days are set forth on Exhibit A of Exhibit A.



ITEM 7.       MATERIAL TO BE FILED AS EXHIBITS


              Exhibit A Letter, dated May 15, 2008, to the Issuer nominating directors for election at the annual meeting of stockholders.

CUSIP No.  89376R208                   13D                                Page 8

                                                     SIGNATURE

         After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: May 15, 2008


                                     Riley Investment Partners Master Fund, L.P.
                                         By: Riley Investment Management LLC,
                                             its General Partner

                                     By: /s/ Bryant R. Riley
                                         ---------------------------------------
                                         Bryant R. Riley, Managing Member


                                     Riley Investment Management LLC

                                     By: /s/ Bryant R. Riley
                                         ---------------------------------------
                                         Bryant R. Riley, Managing Member


                                     B. Riley & Co, LLC

                                     By: /s/ Bryant R. Riley
                                         ---------------------------------------
                                         Bryant R. Riley, Chairman


                                     B. Riley & Co. Retirement Trust

                                     By:  /s/ Bryant R. Riley
                                         ---------------------------------------
                                            Bryant R. Riley, Trustee


                                     By: /s/ Bryant R. Riley
                                         ---------------------------------------
                                          Bryant R. Riley

                   RILEY INVESTMENT PARTNERS MASTER FUND, L.P.
                       C/O RILEY INVESTMENT MANAGEMENT LLC
                     11100 SANTA MONICA BOULEVARD, SUITE 810
                              LOS ANGELES, CA 90025



May 15, 2008

Transmeta Corporation
2540 Mission College Boulevard
Santa Clara, CA  95054
Attention:  Secretary

Dear Sir or Madam:

In accordance with Section 1.11 of the Bylaws of Transmeta Corporation (the "Company"), the undersigned shareholder of the Company (the "Shareholder") hereby nominates Bryant Riley and Melvin Keating for election to the Company's Board of Directors at the Company's 2008 annual meeting.

This letter and all Exhibits and enclosures hereto are collectively referred to as the "Notice." Accordingly, this Notice shall serve to satisfy the nomination requirements of Section 1.1 of the Bylaws of the Company as to the below described nominations.

INFORMATION REGARDING THE SHAREHOLDER

The Shareholder holds, in the aggregate, 347,943 shares of common stock, $0.00001 par value ("Common Stock"), of the Company. Of those 347,943 shares of Common Stock, the Shareholder holds of record 1,000 shares of Common Stock.

The name and address of the Shareholder, as it appears on the Company's books is:

               Riley Inv Partners Master Fund Limited Partnership
                     11100 Santa Monica Boulevard, Suite 810
                              Los Angeles, CA 90025


DIRECTOR NOMINATIONS

Exhibit A to this Notice and other enclosures sets forth certain additional information about Bryant Riley and Melvin Keating (each of such foregoing persons, a "Nominee") and the Shareholder, consisting of information required under Section 1.11(a)(ii) of the Bylaws of the Company and Regulation 14A of the Securities and Exchange Act of 1934. Each of the Nominees has consented to being named in the proxy statement filed or distributed on behalf of the Shareholder in connection with the solicitation of proxies for the election of the Nominees to the Company's Board of Directors and to serve as a director of the Company if elected pursuant to that solicitation. Copies of such consents are enclosed.

Page 2
Transmeta Corporation



We have no reason to believe that any of the Nominees will be disqualified or unwilling or unable to serve if elected. We reserve the right to nominate substitute persons if the Company makes or announces any changes to its Bylaws, or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the Nominees. If any individual Nominee shall be unable to serve, this Notice shall continue to be effective with respect to the remaining Nominees and as to any replacement Nominee selected by the Shareholder.

To the extent that the size of the Board of Directors is more than seven (7) or the number of directors up for election at the Company's 2008 annual meeting is more than two, then the Shareholder reserves the right to nominate additional nominees to be elected to the Company's Board of Directors at the annual meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of the Shareholder that any attempt to increase the size of the current Board of Directors or to reconfigure or reconstitute the classes on which the current directors serve constitutes an unlawful manipulation of the Company's corporate machinery.






                                 Sincerely,



                                  Riley Investment Partners Master Fund, L.P.

                                      By:  Riley Investment Management, LLC,
                                           its General Partner

                                          By:  /s/ Bryant Riley
                                               --------------------------------
                                               Bryant R. Riley, Managing Member



Attachments
Enclosures

                                    EXHIBIT A


                  NOMINEES FOR DIRECTOR

                  BRYANT RILEY, age 41. Mr. Riley's principal occupation or employment is founder and Managing Member of Riley Investment Management LLC and founder and Chairman of B. Riley & Co., LLC, a Southern California-based brokerage and investment banking firm providing research and trading ideas primarily to institutional investors. Founded in 1997, B. Riley & Co., LLC also has offices in San Francisco, Newport Beach, New York and Philadelphia. Riley Investment Management LLC is an investment adviser, which provides investment management services, and is the general partner of Riley Investment Partners Master Fund, L.P. Mr. Riley serves on the board of directors of Aldila, Inc., Alliance Semiconductor Corporation, DDi Corp., and Kitty Hawk, Inc.

                  Prior to 1997, Mr. Riley held a variety of positions in the brokerage industry, primarily as an institutional salesman and trader. From October 1993 to January 1997 he was a co-head of Equity at Dabney-Resnick, Inc., a Los Angeles-based brokerage firm. From 1991 to 1993 he was a co-founder of Huberman-Riley, a Texas-based brokerage firm. Mr. Riley graduated from Lehigh University in 1989 with a B.S. in finance.

                  Mr. Riley's business address is Riley Investment Management LLC, 11100 Santa Monica Blvd., Suite 810, Los Angeles, CA 90025.

                  MELVIN KEATING, age 61. Mr. Keating's principal occupation or employment is President and CEO of Alliance Semiconductor Corporation since March 2006. Mr. Keating serves on the board of directors of LCC International and Kitty Hawk, Inc.

                  Prior to March 2006, Mr. Keating served as Interim President and Chief Executive Officer of Alliance Semiconductor Corporation from December 2005 to March 2006, and served as its Interim Chief Financial Officer from December 1, 2005 until January 13, 2006. Prior to that, Mr. Keating served as a special consultant to Alliance Semiconductor Corporation beginning in October 2005, reporting directly to its board of directors. Before joining Alliance Semiconductor Corporation, Mr. Keating served as Executive Vice President, Chief Financial Officer and Treasurer of Quovadx, Inc. from April 2004 to September 2005. From 1997 to 2004, Mr. Keating served as a strategy consultant to Warburg Pincus Equity Partners, a private equity and venture capital firm, where he sourced deals and performed due diligence. Mr. Keating holds two Masters degrees from the University of Pennsylvania, Wharton School.

                  Mr. Keating's business address is Alliance Semiconductor Corporation, 4633 Old Ironsides Dr., Suite 240, Santa Clara, CA 95054.

                  None of the above Nominees is employed by the Company. All of the above Nominees are citizens of the United States.

                  None of the above Nominees, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) within the past ten years or, within the past five years, (i) has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation with respect to such laws; (ii) was a party to a civil proceeding which ultimately mandated activities that were subject to federal securities laws; or (iii) was a party to any proceeding under federal bankruptcy laws, state insolvency laws or any other proceeding described in Item 401(f) of Regulation S-K.

                  None of the above Nominees, except as shown in this Notice, or, with respect to items (i), (vii) and (viii) of this paragraph, any associate or any member of the immediate family (as defined for purposes of Item 404(a) of Regulation S-K) of the foregoing persons (i) owns beneficially, directly or indirectly, any securities of the Company; (ii) owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (iii) owns any securities of the Company of record but not beneficially; (iv) has purchased or sold any securities of the Company within the past two years; (v) has incurred indebtedness for the purpose of acquiring or holding securities of the Company (other than pursuant to margin or leverage in the ordinary course);
(vi) is or has within the past year been a party to any contract, arrangement or understanding with respect to any securities of the Company; (vii) since the beginning of the Company's last fiscal year has been indebted to the Company or any of its subsidiaries in excess of $120,000; or (viii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. In addition, except as set forth in this Notice, none of the Nominees, any associates or members of the immediate family of the foregoing persons, has, had or is to have a direct or indirect material interest in any transaction or proposed transaction with the Company in which the amount involved exceeds $120,000, since the beginning of the Company's last fiscal year.

                  None of the above Nominees, since the beginning of the Company's last fiscal year, has been affiliated (as an officer, director, ten percent owner or otherwise) with (i) any entity that made or received, or during the Company's current fiscal year proposes to make or receive, payments to or from the Company or its subsidiaries for property or services in excess of five percent of either the Company's or such entity's consolidated gross revenues for its last full fiscal year; or (ii) any entity to which the Company or its subsidiaries were indebted at the end of the Company's last full fiscal year in an aggregate amount exceeding five percent of the Company's total consolidated assets at the end of such year. None of the above Nominees are, or during the Company's last fiscal year have been, affiliated in any way with any law or investment banking firm that has performed or proposes to perform legal or investment banking services for the Company.

                  None of the corporations or organizations in which the above Nominees have conducted their principal occupation or employment was a parent, subsidiary or other affiliate of the Company, and the Nominees do not hold any position or office with the Company or have any family relationship with any executive officer or director of the Company nor have they been involved in any proceedings, legal or otherwise, of the type required to be disclosed in a proxy statement relating to the Company by the SEC's proxy rules.

                  Riley Investment Partners Master Fund, L.P. and Riley Investment Management LLC, derivatively on behalf of the Company, has sued John Horsley, Richard Barnes, Lester Crduele, Robert Dickinson, Murray Goldman, William Tai, T. Peter Thomas, Rick Timmins and Sujan Jain and the Company, as nominal defendant, in a shareholder derivative action for breach of fiduciary duty, gross mismanagement, waste of corporate assets and abuse of control.

                  The following are the number of shares of Common Stock beneficially owned by each of the above Nominees as of the date of the Notice:


                                      NUMBER OF SHARES OF COMMON
     NAME                             STOCK BENEFICIALLY OWNED
     ----                             ------------------------
     Bryant R. Riley*                         1,065,633
     Melvin Keating                               0

* Includes 347,943 shares beneficially owned by Riley Investment Partners Master Fund, L.P., 1,000 of which are held of record. Includes 132,829 shares owned by investment advisory clients of Riley Investment Management LLC, over which shares Riley Investment Management LLC has sole voting and dispositive power. Includes 510,715 shares owned by investment advisory clients of Riley Investment Management LLC, 500,861 of which are held in managed accounts indirectly affiliated with Mr. Riley or Riley Investment Partners Master Fund, L.P., over which shares Riley Investment Management LLC has shared voting and dispositive power; Mr. Riley disclaims beneficial ownership of the non-affiliated shares. Includes 29,000 shares beneficially owned by B. Riley & Co., LLC and 50,000 shares held by an indirectly affiliated managed account of B. Riley & Co., LLC. Mr. Riley is the sole indirect equity owner of Chairman of B. Riley & Co., LLC. Includes 5,000 shares beneficially owned by B. Riley & Co. Retirement Trust, of which Mr. Riley is the trustee. The address of B. Riley & Co., LLC and B. Riley & Co. Retirement Trust is 11100 Santa Monica Blvd., Suite 800, Los Angeles, CA 90025. The address of the other entities is 11100 Santa Monica Blvd., Suite 810, Los Angeles, CA 90025.

The following is a list of transactions in Common Stock by the Nominees and certain other persons during past two years.


NAME                                             TRANS CODE     QUANTITY       PRICE     TRADE DATE
----                                             ----------     --------       -----     ----------
Riley Investment Partners Master Fund, L.P.           SL         (8,736)      14.8914    10/24/2007
                                                      BY         318,138      13.8473    10/24/2007
                                                      BY         20,700       13.3273    10/26/2007
                                                      BY         10,000        13.42     10/30/2007
                                                      BY         21,987       12.8654     11/2/2007
                                                      BY           276         12.35      11/6/2007
                                                      SL        (100,000)      11.52      11/8/2007


                                      A-3

NAME                                             TRANS CODE     QUANTITY       PRICE     TRADE DATE
----                                             ----------     --------       -----     ----------
                                                      BY         33,697       11.8972    11/16/2007
                                                      BY         50,774       11.9654    11/19/2007
                                                      SL        (75,000)        12.2     11/20/2007
                                                      BY          1,592        12.65     11/28/2007
                                                      BY         43,649       13.3802    12/12/2007
                                                      BY         29,500       13.3822    12/13/2007
                                                      BY          1,800        13.41     12/14/2007
                                                      BY         19,656        13.41     12/17/2007
                                                      BY          5,000        13.66     12/31/2007
                                                      BY          4,088        12.65      1/11/2008
                                                      SL         (4,700)      12.6357     1/16/2008
                                                      BY          2,500         12.4      1/22/2008
                                                      SL        (77,766)       12.58      1/24/2008
                                                      SL        (64,026)       12.62      1/28/2008
                                                      BY         21,321         13.5      2/13/2008
                                                      SL        (70,000)       13.72      2/15/2008
                                                      BY         50,000        12.88      2/26/2008
                                                      BY         27,400       12.8944     2/27/2008
                                                      BY         51,290       12.4829     3/3/2008
                                                      BY          8,710        12.45      3/4/2008
                                                      BY          4,300        12.37      3/5/2008
                                                      SL         (1,368)       13.15      3/11/2008
                                                      SL         (1,004)         14       3/17/2008
                                                      SL        (15,588)      14.0013     3/18/2008
                                                      BY         14,550       12.8162     3/19/2008
                                                      BY          5,450         12.5      3/20/2008
                                                      BY          3,700         12.6      3/25/2008
                                                      SL         (1,260)        13.5      3/26/2008
                                                      BY          5,682       12.5916     3/26/2008
                                                      SL         (6,460)      13.5005     3/27/2008
                                                      BY          6,460        12.92      3/27/2008
                                                      BY          4,292         12.6      3/28/2008
                                                      SL        (10,119)       14.125     4/2/2008
                                                      SL         (5,584)       14.75      4/16/2008
                                                      BY         16,531       14.2667     4/30/2008
                                                      BY         18,921       13.8055     5/7/2008
                                                      SL        (12,410)      15.2508      5/14/08

RIM Investment Advisory Clients                       BY         11,648       13.8473    10/24/2007
                                                      SL          (320)       14.8914    10/24/2007
                                                      BY         31,940       13.8473    10/24/2007
                                                      SL          (877)       14.8914    10/24/2007
                                                      BY         187,507      13.4943    10/25/2007
                                                      BY           805        12.8654     11/2/2007
                                                      BY          2,208       12.8654     11/2/2007
                                                      BY           14          12.35      11/6/2007


                                                A-4

NAME                                             TRANS CODE     QUANTITY       PRICE     TRADE DATE
----                                             ----------     --------       -----     ----------
                                                      BY           21          12.35      11/6/2007
                                                      BY          7,281         11.3      11/8/2007
                                                      BY         100,000       11.52      11/8/2007
                                                      BY          3,238       11.5504     11/9/2007
                                                      BY          1,619       11.8972    11/16/2007
                                                      BY          2,597       11.8972    11/16/2007
                                                      BY         75,000         12.2     11/20/2007
                                                      BY          5,395       13.3802    12/12/2007
                                                      BY         77,766        12.58      1/24/2008
                                                      BY         64,026        12.62      1/28/2008
                                                      BY         70,000        13.72      2/15/2008
                                                      BY         28,679         13.5      2/19/2008
                                                      SL          (32)         13.15      3/11/2008
                                                      BY           245          12.6      3/28/2008
                                                      BY           418          12.6      3/28/2008
                                                      SL          (312)        14.125     4/2/2008
                                                      SL          (576)        14.125     4/2/2008
                                                      SL        (14,781)       14.125     4/2/2008
                                                      SL         (2,310)       14.125     4/2/2008
                                                      SL         (1,902)       14.125     4/2/2008
                                                      SL          (353)       15.2508      5/14/08
                                                      SL          (649)       15.2508      5/14/08
                                                      SL         (2,606)      15.2508      5/14/08
                                                      SL         (2,145)      15.2508      5/14/08

B. Riley & Co., LLC                                   BY          7,000        13.51      2/12/2008
                                                      BY          7,000        13.52      2/12/2008
                                                      BY          7,000        13.51      2/12/2008
                                                      BY          7,000        13.52      2/12/2008
                                                      BY         (7,000)       13.52      2/12/2008
                                                      BY         (7,000)       13.51      2/12/2008
                                                      SL        (14,000)       13.515     2/19/2008
                                                      BY         14,000        13.515     2/19/2008
                                                      BY           13           13.4      2/20/2008
                                                      BY           41           13.4      2/20/2008
                                                      BY           100          13.4      2/20/2008
                                                      BY           100          13.4      2/20/2008
                                                      BY           200          13.4      2/20/2008
                                                      BY           300          13.4      2/20/2008
                                                      BY           659          13.4      2/20/2008
                                                      BY           687          13.4      2/20/2008
                                                      BY           700          13.4      2/20/2008
                                                      BY           700          13.4      2/20/2008
                                                      BY          1,940         13.4      2/20/2008
                                                      BY          3,600         13.4      2/20/2008
                                                      BY          5,960         13.4      2/20/2008

                                                A-5

NAME                                             TRANS CODE     QUANTITY       PRICE     TRADE DATE
----                                             ----------     --------       -----     ----------

B. Riley Managed Account                              BY         25,000        11.95      11/9/2007
                                                      BY         25,000        12.79     11/27/2007

B. Riley & Co. Retirement Trust                       BY          5,000       13.0548     3/17/2008




















                                                A-6